UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: January 1, 2022

KonaTel, Inc.

(Exact name of registrant as specified in its charter)

N/A

(Former name or address, if changed since last report)

Delaware	001-10171	80-0000245
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 N. Central Expressway, Suite 202

Plano, Texas 75074

(Address of Principal Executive Offices, Including Zip Code)

(214) 323-8410

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. We have based the forward-looking statements contained in this Current Report primarily on our current expectations about future events and trends that we believe may affect our current and proposed business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements are subject to risks, uncertainties, assumptions and other factors, including those described under the caption “Risk Factors” of Item 1A of our 10-K Annual Report for the year ended December 31, 2021, which was filed with the United States Securities and Exchange Commission (the “SEC”) on April 6, 2021, and is available for review in the Edgar Archives of the SEC at www.sec.gov. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements used herein. Accordingly, we cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be read and considered with other reports or registration statements filed by us with the SEC. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

EXPLANATORY NOTES

Except as otherwise indicated by context, references to the “Company,” “we,” “our,” “us” and words of similar import refer to “KonaTel, Inc.,” a Delaware corporation, formerly named Dala Petroleum Corp., which is the Registrant, and our wholly-owned subsidiaries, KonaTel, Inc., a Nevada corporation (“KonaTel Nevada”), Apeiron Systems, Inc., a Nevada corporation (“Apeiron Systems”), and IM Telecom, LLC, and Oklahoma limited liability company doing business as “Infiniti Mobile” (“Infiniti Mobile”).

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

See Section 5, Item 5.02.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following actions were approved by our Board of Directors by unanimous consent in accordance with the provisions of our Bylaws and Section 141(f) of the General Corporation Law of the State of Delaware (the “GCLD”) on January11, 2022, but effective January 1, 2022, which is the date of this Current Report.

Effective January 1, 2022, D. Sean McEwen, our President, CEO and Chairman of the Board of Directors resigned as President and continues to serve as our Chairman and CEO; and his Employment Agreement with us was amended as outlined below.

Also effective January 1, 2022, Charles D. Griffin was elected as our President and Chief Operating Officer (the “COO”), and we entered into an Employment Agreement with Mr. Griffin concerning his services to be provided to us in these capacities, which is also discussed below.

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D. Sean McEwen Employment Agreement, as amended

At the Effective Time (November 18, 2017) of the acquisition whereby we acquired by merger KonaTel, Inc., a Nevada corporation (“KonaTel Nevada”), we entered into an Employment Agreement with Mr. McEwen for a term of two (2) years (the “McEwen Employment Agreement”), under which Mr. McEwen has served as our Chairman, President and CEO, with customary duties applicable to these positions, and which are described in Exhibit A thereof. Under the McEwen Employment Agreement, Mr. McEwen initially received the following compensation: $1,000 per month base salary; and inclusion in our healthcare plan for employees, including medical, dental and vision, which coverage also included his spouse. He was also to receive a monthly bonus, computed as follows: “If the combined EBITDA (‘Combined EBITDA’) exceeds $85,000 in any calendar month, where Combined EBITDA is defined to mean the combined earnings (net profits) of the Company and all of its subsidiaries or other companies owned, and from all other sources before subtracting all interest expense, all income tax, all depreciation expense, and all amortization expense, on an accrual accounting basis according to GAAP as calculated by the regular account for the Company, the Company shall pay the employee, within twenty (20) days after the end of the calendar month, a bonus equal to 10% of the monthly Combined EBITDA.”

The McEwen Employment Agreement also contained customary termination, trade secret and dispute resolution clauses, among others.

On December 19, 2019, Mr. McEwen’s annual salary under the McEwen Employment Agreement was increased to $200,000, effective January 1, 2020, with all other terms and provisions thereof remaining unchanged (the “McEwen First Amended Employment Agreement”).

Effective January 1, 2022, our Board of Directors approved and we executed a second amendment to the McEwen Employment Agreement (the “McEwen Second Amended Employment Agreement”) that provided for (i) a new annual salary of $275,000 to be effective January 1, 2022, and replacing the annual salary only in Section “2.0 Compensation” in the McEwen First Amended Employment Agreement; (ii) in recognition of the Company’s performance during the calendar year ended December 31, 2021, when the Company’s revenues and earnings increased substantially under the direction of Mr. McEwen, the Company shall pay Mr. McEwen a one-time bonus of $160,000 on or before the end of January, 2022; and (iii) Mr. McEwen shall be paid a twenty-four (24) months’ severance compensation package equal to Mr. McEwen’s new current base salary of $275,000 or an aggregate total of $550,000, together with any accrued and untaken vacation, in the event of his departure from the Company, only if any termination of employment is not “for cause” as defined in the McEwen Employment Agreement. This amendment changed the annual salary only in Section “2.0 Compensation” in the McEwen First Amended Employment Agreement and added the foregoing severance provisions, with all other terms and provisions of these agreements remaining unchanged. The McEwen Employment Agreement is incorporated herein by reference from our 8-K Current Report dated November 15, 2017, and filed with the SEC on December 20, 2017 (Exhibit 10.8 thereof); and the McEwen First Amended Employment Agreement and the McEwen Second Amended Employment Agreement are filed as exhibits to this Current Report in Section 9, Item 9.01, below.

Charles D. Griffin Employment Agreement

We had previously engaged Impact Telecom Holdings, Inc., a Colorado corporation, dba SessionIP (“SessionIP”), to render services as may have been requested by us pursuant to a Consulting Agreement, as amended, effective July 6, 2021 (the “Amended SessionIP Consulting Agreement”); Mr. Griffin was SessionIP’s President and the sole provider of the services to be rendered to us as requested under the Amended SessionIP Consulting Agreement. As part of the Amended SessionIP Consulting Agreement, we granted Mr. Griffin 1,100,000 options to purchase shares of our $0.001 par value common stock under our incentive stock option plan at an exercise price of $0.75 per share, the effective price of our shares on the date of the grant, or July 6, 2021 (respectively, the “ISO,” the “ISO Plan” and the “Incentive Stock Option Agreement”). However, no shares under the ISO or the Incentive Stock Option Agreement were to vest or be exercisable unless Mr. Griffin executed and delivered an Employment Agreement with us on or before January 7, 2022, to serve in such capacities and for such consideration as the Company and Mr. Griffin may have agreed (respectively, the “ISO Condition Precedent” and the “Griffin Employment Agreement”).

Effective January 1, 2022, the Company and Mr. Griffin executed and delivered the Griffin Employment Agreement, whereby Mr. Griffin will serve as our President and Chief Operating Officer. The Griffin Employment Agreement satisfied the referenced ISO Condition Precedent.

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The Griffin Employment Agreement covers customary duties performed by persons serving in the capacities of President and COO, and Mr. Griffin, with the guidance of Mr. McEwen, our Chairman and CEO, will assist in the management and leadership of the Company and is accountable to our CEO; he will also act as a liaison between the Company, our subsidiaries and our CEO. A complete description of his duties is contained in Exhibit A of the Griffin Employment Agreement, which is filed as an exhibit to this Current Report in Section 9, Item 9.01, below. The Griffin Employment Agreement also provides, among other customary terms and provisions: (i) a monthly base salary of $20,833.33, along with inclusion in our healthcare plan for employees and spouse, including medical, dental and vision coverage, effective January 1, 2022, and termination can occur on thirty (30) days’ notice by either party; (ii) customary trade secret, non-competition and dispute resolution provisions, among other provisions; and (iii) he shall be paid a twelve (12) months’ severance compensation package equal to his then current base salary, together with any accrued and untaken vacation, in the event any employment departure is not “for cause” as defined in the Griffin Employment Agreement.

Mr. Griffin is 57 years of age. Prior to joining us, Mr. Griffin served as Chairman and Chief Executive Officer of Lingo Communications, a provider of IP-based Cloud voice and data solutions, following its merger with Impact Telecom, Inc. (“Impact Telecom”) in 2018. In this role, he led the successful integration of Impact Telecom into Lingo Communications (“Lingo”) under a private equity purchase and facilitated the financing of the transaction in collaboration with a private equity investor. Impact Telecom and Lingo continue to operate as global providers of voice and data communications services spanning Residential, SMB, Enterprise and Wholesale markets. Prior to the merger of Lingo and Impact Telecom, Mr. Griffin served as Chief Executive Officer of Impact Telecom, where he completed eleven (11) accretive M&A transactions and led the successful restructuring of multiple technology portfolio companies, including PacWest, TNCI and Unipoint Holdings, which resulted in record high net income. As one of the original founders of Impact Telecom, Mr. Griffin led it from a start-up to a company with annual revenues of over $290 million and more than 300 employees servicing 250,000 customers worldwide. He ultimately guided the Impact Telecom to a successful exit in 2020. Previously, Mr. Griffin served as Chief Executive Officer of Ipath Communications, where he was responsible for building a Class V Broadsoft VoIP network for SMB direct sales distribution with over 5,000 subscribers nationwide. In this role, he also led the successful merger with Impact Telecom. Prior to his time with Ipath, Mr. Griffin served in a number of business development, operations and sales roles where he was involved in product development, sales strategy and distribution and installations, all within the telecommunications industry.

The foregoing description of these agreements is a brief summary of the terms and provisions of these agreements and is modified in its entirety to the actual referenced agreements that are filed as exhibits to this Current Report and are accessible below.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

10.8	McEwen Employment Agreement (incorporated by reference to Exhibit 10.8 of the Company’s Current Report on Form 8-K/A, filed on December 20, 2017)
10.1	McEwen First Amended Employment Agreement
10.2	McEwen Second Amended Employment Agreement
10.3	Griffin Employment Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KonaTel, Inc.

Date: January 13, 2022	By:	/s/ D. Sean McEwen
D. Sean McEwen
Chairman, Chief Executive Officer and Director

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